                      ANNUAL REPORT  |  December 31, 2000


                         The Strong Discovery Fund II


                                 [PHOTO HERE]


                               Table of Contents

Investment Review

        Strong Discovery Fund II ..........................................    2


Financial Information

        Schedule of Investments in Securities

              Strong Discovery Fund II ....................................    4

        Statement of Assets and Liabilities ...............................    7

        Statement of Operations............................................    8

        Statements of Changes in Net Assets ...............................    9

        Notes to Financial Statements .....................................   10


Financial Highlights ......................................................   13


Report of Independent Accountants .........................................   14

                                                       [STRONG LOGO HERE] STRONG

Strong Discovery Fund II

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Discovery Fund II seeks capital growth. It invests in securities that its manager believes offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. When the manager believes market conditions favor fixed-income investments, he has the flexibility to invest a significant portion of the Fund's assets in bonds. The Fund would invest primarily in intermediate- and long-term, investment-grade bonds. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                   GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 5-8-92 to 12-31-00

                                    [GRAPH]

               The Strong Discovery Fund II       Russell 2000(R) Index*        Lipper Multi-Cap Growth Funds Index*
Apr 92                  $10,000                         $10,000                                $10,000
Dec 92                  $10,886                         $11,377                                $11,229
Dec 93                  $13,284                         $13,525                                $12,841
Dec 94                  $12,569                         $13,278                                $12,478
Dec 95                  $17,000                         $17,056                                $16,686
Dec 96                  $17,138                         $19,869                                $19,665
Dec 97                  $19,090                         $24,312                                $24,178
Dec 98                  $20,476                         $23,694                                $30,174
Dec 99                  $21,518                         $28,730                                $44,161
Dec 00                  $22,464                         $27,863                                $38,839

This graph provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you have a gain or loss when you sell shares. To equalize time periods, the indexes' performances were prorated for the month of May 1992.

Q:   How did your Fund perform?

A: The Strong Discovery Fund II performed well relative to its benchmark for the year. Like most fund's and the overall market, it started the year with a strong gain. However, by spring, when the stock-market correction was in full force, the Fund held up relatively well. Fortunately, we held on to the strong performance achieved in the spring through the balance of the year.

Q: What market conditions, market events, other factors and investment strategies and techniques impacted your Fund's performance?

A: Late in 1999 and in the early months of 2000, it became clear to us that stock-market valuations had gotten too high, particularly in technology stocks. To reduce this risk, and to retain the gains made early in the year, we began to shift the Fund to a more conservative posture beginning in March. The most significant adjustment made was to reduce the Fund's exposure to technology stocks. The Fund also benefited from one important offensive bet.

Throughout the year, we maintained an overweighed position in energy stocks. It was, and remains, our view that we as a nation have neglected our energy infrastructure for most of the past two decades. Without adequate capital investment, it was inevitable that it would become increasingly difficult to supply our ever-growing appetite for oil and natural gas. With the recent rise in energy prices, investment is once again flowing into this sector of our economy. Our investments in this area are benefiting from this.

Additionally, we were fortunate to have had very few problem stocks during the year. Focusing the Fund's investments in established companies that were earning a profit, combined with frequent inquiries regarding business conditions, certainly paid off.

Q:   What is your future outlook?

A: As we enter the new year, the economy has slowed significantly, and many companies are having difficulty meeting their profit targets. Fortunately, there are two important "life preservers" that can be utilized in an effort to reverse this trend--lower interest rates and lower tax rates. The Federal Reserve has already begun lowering interest rates, and it appears a tax cut is imminent. With this medicine, I am optimistic that we may have a good environment in which to invest.

     Charles A. Paquelet
     Portfolio Manager
--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                               TOTAL RETURNS/1/

                                As of 12-31-00

                               1-year      4.39%

                               3-year      5.57%

                               5-year      5.73%

                      Since Inception      9.81%
                             (5-8-92)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ The Funds returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Funds return quotations has the effect of increasing performance quoted.

* The Russell 2000 Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poors Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                                 December 31, 2000
---------------------------------------------------------------------------------------
                           STRONG DISCOVERY FUND II

                                                                Shares or
                                                                Principal     Value
                                                                 Amount      (Note 2)
---------------------------------------------------------------------------------------
Common Stocks 80.3%
Agricultural Operations 0.7%
Delta Dollar Pine Company, Ltd.                                   48,300    $ 1,011,281

Auto/Truck - Original Equipment 0.8%
Gentex Corporation (b)                                            57,900      1,078,387

Banks - Money Center 0.7%
Citigroup, Inc. (c)                                               19,703      1,006,084

Banks - Super Regional 0.8%
Comerica, Inc.                                                    18,500      1,098,437

Banks - West/Southwest 0.1%
Cullen/Frost Bankers, Inc.                                         3,300        137,981

Building - Heavy Construction 0.4%
Pitt-Des Moines, Inc.                                             15,300        502,988

Chemicals - Specialty 0.6%
Sigma-Aldrich Corporation                                         19,900        782,319

Commercial Services - Advertising 0.5%
Lamar Advertising Company (b) (c)                                 16,500        636,797

Commercial Services - Printing 0.8%
Consolidated Graphics, Inc. (b)                                   91,200      1,088,700

Computer - Graphics 1.1%
Autodesk, Inc.                                                    55,900      1,505,806

Computer - Integrated Systems 1.6%
Avocent Corporation (b)                                           80,300      2,168,100

Computer - Memory Devices 1.2%
Microchip Technology, Inc. (b)                                    43,012        943,575
SanDisk Corporation (b)                                           23,600        654,900
                                                                            -----------
                                                                              1,598,475
Computer - Optical Recognition 0.0%
Optimal Robotics Corporation (b)                                   1,200         40,275

Computer - Services 1.8%
Fiserv, Inc. (b)                                                  17,000        806,437
InterNAP Network Services Corporation (b)                         15,400        111,650
Sungard Data Systems, Inc. (b) (c)                                32,200      1,517,425
                                                                            -----------
                                                                              2,435,512
Containers 2.3%
AptarGroup, Inc.                                                  38,100      1,119,187
Crown Cork & Seal, Inc. (b)                                      150,200      1,117,112
Ivex Packaging Corporation (b)                                    85,500        935,156
                                                                            -----------
                                                                              3,171,455
Diversified Operations 1.6%
Agilent Technologies, Inc. (b)                                    39,800      2,179,050

Electrical - Connectors 0.7%
Methode Electronics, Inc. Class A                                 42,400        972,550

Electronics - Miscellaneous Components 0.5%
Vishay Intertechnology, Inc. (b)                                  41,200        623,150

Electronics - Parts Distributors 4.5%
Avnet, Inc.                                                      106,300      2,285,450
Kent Electronics Corporation (b)                                 233,000      3,844,500
                                                                           ------------
                                                                              6,129,950
Electronics - Semiconductor Manufacturing 0.9%
Dallas Semiconductor Corporation                                  46,000   $  1,178,750

Electronics Products - Miscellaneous 1.8%
APW, Ltd. (b)                                                     72,350      2,441,813

Finance - Equity REIT 3.5%
Liberty Property Trust                                            54,400      1,553,800
Pinnacle Holdings, Inc. (b) (c)                                  350,650      3,177,766
                                                                            -----------
                                                                              4,731,566
Finance - Investment Brokers 0.5%
Lehman Brothers Holdings, Inc.                                     9,900        669,487

Finance - Investment Management 1.4%
Waddell & Reed Financial, Inc. Class A                            51,200      1,926,400

Finance - Mortgage & Related Services 1.1%
Federal Home Loan Mortgage Corporation                            21,900      1,508,368

Finance - Savings & Loan 1.0%
TCF Financial Corporation                                         31,700      1,412,631

Financial Services - Miscellaneous 0.8%
Concord EFS, Inc. (b)                                             24,800      1,089,650

Food - Miscellaneous Preparation 1.4%
Lancaster Colony Corporation (c)                                  68,100      1,911,056

Insurance - Brokers 1.1%
Arthur J. Gallagher & Company                                     24,400      1,552,450

Insurance - Life 2.2%
Lincoln National Corporation                                      29,200      1,381,525
Protective Life Corporation                                       49,325      1,590,731
                                                                            -----------
                                                                              2,972,256
Insurance - Property/Casualty/Title 1.3%
MGIC Investment Corporation                                       17,900      1,207,131
XL Capital, Ltd. Class A                                           5,800        506,775
                                                                            -----------
                                                                              1,713,906
Internet - E*Commerce 1.9%
Getty Images, Inc. (b) (c)                                        79,300      2,537,600

Internet - Network Security/Solutions 0.6%
Network Associates, Inc. (b)                                     207,800        870,162

Leisure - Gaming 0.5%
Park Place Entertainment Corporation (b)                          56,800        678,050

Leisure - Hotels & Motels 1.2%
Hilton Hotels Corporation                                        158,900      1,668,450

Leisure - Products 0.7%
SCP Pool Corporation (b)                                          30,455        915,553

Leisure - Services 1.6%
Bally Total Fitness Holding Corporation (b)                       65,850      2,230,669

Leisure - Toys/Games/Hobby 0.6%
Action Performance Companies, Inc. (b) (c)                       355,400        844,075

Machinery - Construction/Mining 1.2%
Oshkosh Truck Corporation                                         37,000      1,628,000

Media - Cable TV 0.5%
EchoStar Communications Corporation Class A (b)                   29,540        672,035

----------------------------------------------------------------------------------------
                        STRONG DISCOVERY FUND II (continued)

                                                                 Shares or
                                                                 Principal    Value
                                                                  Amount     (Note 2)
----------------------------------------------------------------------------------------
Media - Radio/TV 0.9%
Clear Channel Communications, Inc. (b)                             9,227    $   446,933
Infinity Broadcasting Corporation Class A (b) (c)                 28,650        800,409
                                                                            -----------
                                                                              1,247,342
Medical - Biomedical/Genetics 0.2%
Millennium Pharmaceuticals, Inc. (b)                               4,600        284,625

Medical - Ethical Drugs 0.7%
Alza Corporation (b)                                              12,500        531,250
Pfizer, Inc. (c)                                                   9,150        420,900
                                                                            -----------
                                                                                952,150
Medical - Health Maintenance Organizations 0.9%
Mid Atlantic Medical Services, Inc. (b)                           59,600      1,180,825

Medical - Nursing Homes 1.4%
Manor Care, Inc. (b)                                              92,200      1,901,625

Medical - Wholesale Drugs/Sundries 0.9%
AmeriSource Health Corporation Class A (b)                        25,100      1,267,550

Medical/Dental - Services 0.6%
Renal Care Group, Inc. (b)                                        31,100        852,820

Medical/Dental - Supplies 2.8%
Apogent Technologies, Inc. (b)                                   139,525      2,860,262
Sybron Dental Specialties, Inc. (b) (c)                           57,841        976,067
                                                                            -----------
                                                                              3,836,329
Oil & Gas - Drilling 3.9%
Marine Drilling Companies, Inc. (b) (c)                           97,150      2,598,762
Nabors Industries, Inc. (b)                                       21,800      1,289,470
Noble Drilling Corporation (b)                                    32,700      1,420,406
                                                                            -----------
                                                                              5,308,638
Oil & Gas - Field Services 2.7%
BJ Services Company (b)                                           17,700      1,219,087
Cal Dive International, Inc. (b)                                  91,800      2,444,175
                                                                            -----------
                                                                              3,663,262
Oil & Gas - Machinery/Equipment 0.3%
CARBO Ceramics, Inc.                                              11,700        438,019

Oil & Gas - United States Exploration
        & Production 5.0%
Anadarko Petroleum Corporation (c)                                27,024      1,920,866
Devon Energy Corporation                                          25,500      1,554,735
Ocean Energy, Inc. (c)                                            61,000      1,059,875
Spinnaker Exploration Company (b)                                 53,800      2,286,500
                                                                            -----------
                                                                              6,821,976
Paper & Paper Products 0.5%
Buckeye Technologies, Inc. (b)                                    47,600        669,375

Pollution Control - Equipment 0.5%
Donaldson, Inc.                                                   24,700        686,969

Pollution Control - Services 1.8%
Republic Services, Inc. (b)                                      139,400      2,395,938

Retail - Apparel/Shoe 0.8%
Abercrombie & Fitch Company Class A (b)                           51,000      1,020,000

Retail - Home Furnishings 2.0%
Rent-A-Center, Inc. (b)                                           76,900      2,653,050

Retail - Mail Order & Direct 0.0%
Damark International, Inc. Class A (b)                             4,700   $     27,906

Retail - Miscellaneous/Diversified 1.1%
Regis Corporation                                                 83,012      1,203,674
Sunglass Hut International, Inc. (b)                              46,300        237,288
                                                                            -----------
                                                                              1,440,962
Retail - Restaurants 1.2%
Applebee's International, Inc.                                    31,500        990,281
Papa John's International, Inc. (b)                               29,100        647,475
                                                                            -----------
                                                                              1,637,756
Retail/Wholesale - Computer/Cellular 0.4%
Insight Enterprises, Inc. (b)                                     26,200        469,962

Retail/Wholesale - Food 0.5%
Performance Food Group Company (b)                                13,000        666,453

Telecommunications - Equipment 1.4%
Belden, Inc.                                                      74,600      1,892,975

Transportation - Rail 2.1%
Burlington Northern Santa Fe Corporation                          59,700      1,690,256
Wisconsin Central Transportation Corporation (b)                  77,800      1,171,863
                                                                            -----------
                                                                              2,862,119
Utility - Electric Power 0.5%
El Paso Electric Company (b)                                      55,100        727,320

Utility - Gas Distribution 0.1%
ONEOK, Inc.                                                        2,500        120,313

Utility - Telephone 0.6%
Citizens Communications Company (b) (c)                           61,000        800,625
---------------------------------------------------------------------------------------
Total Common Stocks (Cost $113,450,529)                                     109,147,108
---------------------------------------------------------------------------------------
Short-Term Investments (a) 15.8%
Commercial Paper 1.4%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                                   $  1,448,900      1,448,900
Sara Lee Corporation, 6.25%                                      297,700        297,700
Wisconsin Electric Power Company, 6.24%                          114,600        114,600
                                                                            -----------
                                                                              1,861,200
Repurchase Agreements 13.3%
Barclays Capital, Inc. (Dated 12/29/00), 6.00%,
        Due 1/02/01 (Repurchase proceeds $18,012,000);
        Collateralized by: United States
        Treasury Notes (d)                                    18,000,000     18,000,000

United States Government Issues 1.1%
United States Treasury Bills, Due 2/01/01
        thru 3/29/01 (c)                                       1,550,000      1,535,156
---------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $21,395,865)                              21,396,356
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Total Investments in Securities (Cost $134,846,394) 96.1%                   130,543,464
Other Assets and Liabilities, Net 3.9%                                        5,345,116
---------------------------------------------------------------------------------------
Net Assets 100.0%                                                          $135,888,580
=======================================================================================

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)              December 31, 2000
--------------------------------------------------------------------------------

                     STRONG DISCOVERY FUND II (continued)

--------------------------------------------------------------------------------------------------------------
FUTURES
--------------------------------------------------------------------------------------------------------------
                                                                     Underlying Face              Unrealized
                                                 Expiration Date     Amount at Value             Depreciation
--------------------------------------------------------------------------------------------------------------
Purchased:
1 S&P 500 Index                                        3/01              $ 333,750                 $  5,133

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------------------------------------
                                                                          Contracts                Premiums
--------------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year                                        --                 $     --
Options written during the year                                                757                   55,259
Options closed                                                                (757)                 (55,259)
Options expired                                                                 --                       --
Options exercised                                                               --                       --
                                                                            ------                 --------
Options outstanding at end of year                                              --                 $     --
                                                                            ======                 ========

Closed options resulted in a capital loss of $3,787.

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged or segregrated as collateral to cover margin requirements for futures contracts.
(d)  See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2000

                                                                   Strong
                                                              Discovery Fund II
                                                              -----------------
Assets:
  Investments in Securities, at Value (Cost of $134,846,394)
      (Including Repurchase Agreements of $18,000,000)          $ 130,543,464
  Receivable for Securities Sold                                   18,323,326
  Receivable for Fund Shares Sold                                      20,888
  Dividends and Interest Receivable                                   106,608
                                                                -------------
  Total Assets                                                    148,994,286

Liabilities:
  Payable for Securities Purchased                                 11,973,096
  Payable for Fund Shares Redeemed                                      1,923
  Variation Margin Payable                                            596,976
  Accrued Operating Expenses and Other Liabilities                    533,711
                                                                -------------
  Total Liabilities                                                13,105,706
                                                                -------------
Net Assets                                                      $ 135,888,580
                                                                =============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                 $ 119,560,682
  Undistributed Net Investment Income                                 914,073
  Undistributed Net Realized Gain                                  19,721,888
  Net Unrealized Depreciation                                      (4,308,063)
                                                                -------------
  Net Assets                                                    $ 135,888,580
                                                                =============

Capital Shares Outstanding (Unlimited Number Authorized)           11,441,515

Net Asset Value Per Share                                       $       11.88
                                                                =============

                      See Notes to Financial Statements.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended December 31, 2000

                                                                    Strong
                                                              Discovery Fund II
                                                              -----------------
Income:
  Dividends (net of foreign withholding taxes of $1,993)         $    452,579
  Interest                                                          2,275,504
                                                                 ------------
  Total Income                                                      2,728,083

Expenses:
  Investment Advisory Fees                                          1,491,598
  Custodian Fees                                                       97,063
  Shareholder Servicing Costs                                         230,192
  Other                                                                45,805
                                                                 ------------
  Total Expenses before Fees Paid Indirectly by Advisor             1,864,658
  Fees Paid Indirectly by Advisor (Note 3)                            (50,690)
                                                                 ------------
  Expenses, Net                                                     1,813,968
                                                                 ------------
Net Investment Income                                                 914,115

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
        Investments                                                26,717,859
        Futures Contracts and Options                               6,374,403
        Foreign Currencies                                                (42)
                                                                 ------------
        Net Realized Gain                                          33,092,220
  Net Change in Unrealized Appreciation/Depreciation on:
        Investments                                               (26,322,563)
        Futures Contracts                                              (5,133)
                                                                 ------------
        Net Change in Unrealized Appreciation/Depreciation        (26,327,696)
                                                                 ------------
Net Gain on Investments                                             6,764,524
                                                                 ------------
Net Increase in Net Assets Resulting from Operations             $  7,678,639
                                                                 ============

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                Strong Discovery Fund II
                                                                           -----------------------------------
                                                                            Year Ended             Year Ended
                                                                           Dec. 31, 2000         Dec. 31, 1999
                                                                           -------------         -------------
Operations:
  Net Investment Income (Loss)                                             $     914,115             ($671,699)
  Net Realized Gain (Loss)                                                    33,092,220            (9,438,644)
  Net Change in Unrealized Appreciation/Depreciation                         (26,327,696)           12,079,147
                                                                           -------------         -------------
  Net Increase in Net Assets Resulting from Operations                         7,678,639             1,968,804

Distributions from Net Realized Gains                                                 --           (23,035,922)
Capital Share Transactions:
  Proceeds from Shares Sold                                                   42,589,701            55,192,976
  Proceeds from Reinvestment of Distributions                                         --            23,027,653
  Payment for Shares Redeemed                                                (66,695,442)         (101,010,358)
                                                                           -------------         -------------
  Net Decrease in Net Assets from Capital Share Transactions                 (24,105,741)          (22,789,729)
                                                                           -------------         -------------
Total Decrease in Net Assets                                                 (16,427,102)          (43,856,847)

Net Assets:
  Beginning of Year                                                          152,315,682           196,172,529
                                                                           -------------         -------------
  End of Year                                                              $ 135,888,580         $ 152,315,682
                                                                           =============         =============
Transactions in Shares of the Fund:
  Sold                                                                         3,438,126             5,166,159
  Issued in Reinvestment of Distributions                                             --             2,431,642
  Redeemed                                                                    (5,386,015)           (9,626,939)
                                                                           -------------         -------------
  Net Decrease in Shares of the Fund                                          (1,947,889)           (2,029,138)
                                                                           =============         =============

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2000

1.       Organization

         Strong Discovery Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2000, approximately 87% of the Funds shares were owned by the separate accounts of one insurance company.

2.       Significant Accounting Policies

         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

         (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

               The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 2000.

         (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

               Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

               The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

         (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

         (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

               Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

         (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

         (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Fund may be designated as collateral on written options.

         (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

         (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

         (I) Repurchase Agreements -- The Fund may enter ito repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

         (J) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

         (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.       Related Party Transactions
         The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

         The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

         The amount payable to the Advisor at December 31, 2000, shareholder servicing and other expenses paid to the Advisor, transfer agency banking credits and unaffiliated directors' fees for the year then ended, were $20,885, $230,193, $50,690 and $2,934, respectively.

4.       Line of Credit

         The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 2000, there were no borrowings by the Fund outstanding under the LOC.

--------------------------------------------------------------------------------
December 31, 2000

5.       Investment Transactions

         The aggregate purchases and sales of long-term securities, other than long-term government securities, during the year ended December 31, 2000 were $551,187,833 and $573,777,119, respectively. There were no purchases or sales of long-term government securities during the year ended December 31, 2000.

6.       Income Tax Information

         At December 31, 2000, the cost of investments in securities for federal income tax purposes was $138,723,642. Net unrealized depreciation of securities was $8,180,178, consisting of gross unrealized appreciation and depreciation of $8,170,699 and $16,350,877, respectively.

         The Fund utilized $9,863,130 of its capital loss carryovers during the year ended December 31, 2000.

         For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 2000, which is designated as qualifying for the dividends-received deduction is 0.0% (unaudited).

7.       Recent Financial Reporting Pronouncement

         In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supersedes its predecessor and is effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The Fund presently intends to adopt the Guide's provisions for the year ending December 31, 2001, and does not expect the adoption of the new Guide to have a significant effect on its recognition of income or gains and losses. Further, it will not affect the determination of either net asset values or total returns.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG DISCOVERY FUND II
--------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                 --------------------------------------------------------------
                                                                    Dec. 31,     Dec. 31,    Dec. 31,      Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                         2000          1999        1998          1997        1996
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $    11.38    $   12.72     $  12.03     $  10.80    $   13.44
Income From Investment Operations:
     Net Investment Income (Loss)                                      0.08        (0.05)       (0.04)       (0.09)       (0.05)
     Net Realized and Unrealized Gains on Investments                  0.42         0.36         0.92         1.32         0.04
-------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                  0.50         0.31         0.88         1.23        (0.01)

Less Distributions:
     In Excess of Net Investment Income                                  --           --           --           --        (1.05)
     From Net Realized Gains                                             --        (1.65)       (0.19)          --        (1.58)
-------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                                 --        (1.65)       (0.19)          --        (2.63)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $    11.88    $   11.38     $  12.72     $  12.03    $   10.80
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
     Total Return                                                      +4.4%        +5.1%        +7.3%       +11.4%        +0.8%
     Net Assets, End of Period (In Millions)                      $      136    $     152     $    196    $     214    $     229
     Ratio of Expenses to Average Net Assets without Fees
        Paid Indirectly by Advisor                                      1.3%         1.2%         1.2%         1.2%         1.2%
     Ratio of Expenses to Average Net Assets                            1.2%         1.1%         1.2%         1.2%         1.2%
     Ratio of Net Investment Income (Loss) to Average Net Assets        0.6%        (0.4%)       (0.3%)       (0.7%)       (0.3%)
     Portfolio Turnover Rate                                          479.6%       234.5%       194.0%       198.1%       970.0%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                     See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of Strong Variable Insurance Funds, Inc. and the Shareholders of Strong Discovery Fund II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Discovery Fund II (the "Fund") (one of the funds constituting Strong Variable Insurance Funds, Inc.) at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 30, 2001

                      See Notes to Financial Statements.

        This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT10165-0101


        Strong Investments

        P.O. Box 2936   |   Milwaukee, WI 53201
        www.Strong.com

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